                   PARK PLACE ENTERTAINMENT CORPORATION, AS ISSUER,

                                         AND

                        FIRST UNION NATIONAL BANK, AS TRUSTEE


                                  -----------------


                                      INDENTURE


                            DATED AS OF DECEMBER 21, 1998


                                  -----------------


                                     $400,000,000


                      7 7/8% SENIOR SUBORDINATED NOTES DUE 2005

Reconciliation and tie between Trust Indenture Act of 1939,as amended, and
                 Indenture, dated as of December 21, 1998

Trust Indenture                                                  Indenture
  Act Section
  -----------
    Section
   --------
Section  310 (a)(1)                                              6.09
             (a)(2)                                              6.09
             (b)                                                 6.07, 6.10
Section  311 (a)                                                 6.13
Section  312 (a)                                                 7.01
             (c)                                                 7.02
Section  313 (a)                                                 7.03
             (c)                                                 7.03, 10.09
Section  314 (a)                                                 7.04
             (c)(1)                                              1.03
             (c)(2)                                              1.03
             (d)                                                 12.1(c)
             (e)                                                 1.03
Section  315 (a)                                                 6.01(b)
             (b)                                                 6.02
             (c)                                                 6.01(a)
             (d)                                                 6.01(c), 6.03
             (e)                                                 5.14
Section  316 (a)(last sentence)                                  1.01
             (a)(1)(A)                                           5.02, 5.12
             (a)(1)(B)                                           5.13
             (b)                                                 5.08
             (c)                                                 1.05
Section  317 (a)(1)                                              5.03
             (a)(2)                                              5.04
             (b)                                                 10.03
Section  318 (a)                                                 1.08

---------------
Note:   This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                               TABLE OF CONTENTS

ARTICLE IDEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION . . . . . . . . . .1
  Section 1.01  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
               "Additional Interest" . . . . . . . . . . . . . . . . . . . . . . . .2
               "Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
               "Applicable Procedures" . . . . . . . . . . . . . . . . . . . . . . .2
               "Attributable Debt" . . . . . . . . . . . . . . . . . . . . . . . . .2
               "Bankruptcy Law . . . . . . . . . . . . . . . . . . . . . . . . . . .2
               "Board of Directors". . . . . . . . . . . . . . . . . . . . . . . . .2
               "Board Resolution". . . . . . . . . . . . . . . . . . . . . . . . . .2
               "Book-Entry Security" . . . . . . . . . . . . . . . . . . . . . . . .2
               "Business Day". . . . . . . . . . . . . . . . . . . . . . . . . . . .2
               "Capital Improvements". . . . . . . . . . . . . . . . . . . . . . . .3
               "Capital Stock" . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Cash Equivalents". . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Code". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Commission". . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Common Stock". . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Company Order" . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Company Request" . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Consolidated". . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               "Consolidated Net Tangible Assets". . . . . . . . . . . . . . . . . .4
               "Corporate Trust Office". . . . . . . . . . . . . . . . . . . . . . .4
               "Credit Facilities" . . . . . . . . . . . . . . . . . . . . . . . . .4
               "Debt". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
               "Default" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
               "Depositary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
               "Designated Senior Debt". . . . . . . . . . . . . . . . . . . . . . .4
               "Event of Default". . . . . . . . . . . . . . . . . . . . . . . . . .4
               "Exchange Act". . . . . . . . . . . . . . . . . . . . . . . . . . . .4
               "Exchange Global Securities". . . . . . . . . . . . . . . . . . . . .5
               "Exchange Offer". . . . . . . . . . . . . . . . . . . . . . . . . . .5
               "Exchange Offer Registration Statement" . . . . . . . . . . . . . . .5
               "Exchange Securities" . . . . . . . . . . . . . . . . . . . . . . . .5
               "GAAP". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
               "Global Securities" . . . . . . . . . . . . . . . . . . . . . . . . .5
               "Grand" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
               "Grand Distribution . . . . . . . . . . . . . . . . . . . . . . . . .5
               "Hedging Obligations" . . . . . . . . . . . . . . . . . . . . . . . .5
               "Hilton". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
               "Hilton Debt" . . . . . . . . . . . . . . . . . . . . . . . . . . . .6


               "Hilton Distribution" . . . . . . . . . . . . . . . . . . . . . . . .6
               "Holder". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
               "Indenture" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
               "Indenture Obligations" . . . . . . . . . . . . . . . . . . . . . . .6
               "Initial Securities". . . . . . . . . . . . . . . . . . . . . . . . .6
               "Initial Purchasers". . . . . . . . . . . . . . . . . . . . . . . . .6
               "Interest Payment Date" . . . . . . . . . . . . . . . . . . . . . . .6
               "Issue Date". . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
               "Joint Venture" . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Lakes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Lien". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Make-Whole Premium". . . . . . . . . . . . . . . . . . . . . . . . .7
               "Maturity". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Merger". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Moody's" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Non-Payment Default" . . . . . . . . . . . . . . . . . . . . . . . .7
               "Non-recourse Debt" . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Obligations" . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
               "Offering Memorandum" . . . . . . . . . . . . . . . . . . . . . . . .8
               "Officers' Certificate" . . . . . . . . . . . . . . . . . . . . . . .7
               "Opinion of Counsel". . . . . . . . . . . . . . . . . . . . . . . . .8
               "Opinion of Independent Counsel". . . . . . . . . . . . . . . . . . .8
               "Outstanding" . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
               "Pari Passu Debt" . . . . . . . . . . . . . . . . . . . . . . . . . .9
               "Paying Agent". . . . . . . . . . . . . . . . . . . . . . . . . . . .9
               "Payment Default" . . . . . . . . . . . . . . . . . . . . . . . . . .9
               "Permitted Lien". . . . . . . . . . . . . . . . . . . . . . . . . . .9
               "Person". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
               "Predecessor Security". . . . . . . . . . . . . . . . . . . . . . . 11
               "Principal Property". . . . . . . . . . . . . . . . . . . . . . . . 11
               "QIB" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
               "Redeemable Capital Stock". . . . . . . . . . . . . . . . . . . . . 11
               "Redemption Date" . . . . . . . . . . . . . . . . . . . . . . . . . 11
               "Redemption Price". . . . . . . . . . . . . . . . . . . . . . . . . 11
               "Registration Rights Agreement" . . . . . . . . . . . . . . . . . . 11
               "Regular Record Date" . . . . . . . . . . . . . . . . . . . . . . . 11
               "Responsible Officer" . . . . . . . . . . . . . . . . . . . . . . . 11
               "Restricted Security" . . . . . . . . . . . . . . . . . . . . . . . 12
               "Restricted Subsidiary" . . . . . . . . . . . . . . . . . . . . . . 12
               "Rule 144A" . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               "Rule 144A Global Securities" . . . . . . . . . . . . . . . . . . . 12
               "S&P" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               "Securities". . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               "Securities Act". . . . . . . . . . . . . . . . . . . . . . . . . . 12
               "Security Agreement". . . . . . . . . . . . . . . . . . . . . . . . 12
               "Security Intermediary" . . . . . . . . . . . . . . . . . . . . . . 12


                    "Senior Debt". . . . . . . . . . . . . . . . . . . . . . . . . 12
                    "Series A Securities". . . . . . . . . . . . . . . . . . . . . 13
                    "Series B Securities". . . . . . . . . . . . . . . . . . . . . 13
                    "Significant Subsidiary" . . . . . . . . . . . . . . . . . . . 13
                    "Special Record Date". . . . . . . . . . . . . . . . . . . . . 13
                    "Special Redemption Date". . . . . . . . . . . . . . . . . . . 13
                    "Stated Maturity". . . . . . . . . . . . . . . . . . . . . . . 13
                    "Subordinated Debt". . . . . . . . . . . . . . . . . . . . . . 13
                    "Subsidiary" . . . . . . . . . . . . . . . . . . . . . . . . . 13
                    "Successor Security" . . . . . . . . . . . . . . . . . . . . . 13
                    "Transactions" . . . . . . . . . . . . . . . . . . . . . . . . 13
                    "Treasury Securities". . . . . . . . . . . . . . . . . . . . . 14
                    "Treasury Yield" . . . . . . . . . . . . . . . . . . . . . . . 14
                    "Trustee". . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                    "Trust Indenture Act". . . . . . . . . . . . . . . . . . . . . 14
                    "wholly-owned" . . . . . . . . . . . . . . . . . . . . . . . . 14
     Section 1.02   Other Definitions. . . . . . . . . . . . . . . . . . . . . . . 14
     Section 1.03   Compliance Certificates and Opinions . . . . . . . . . . . . . 15
     Section 1.04   Form of Documents Delivered to Trustee . . . . . . . . . . . . 16
     Section 1.05   Acts of Holders. . . . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.06   Notices, etc., to the Trustee and the Company. . . . . . . . . 18
     Section 1.07   Notice to Holders; Waiver. . . . . . . . . . . . . . . . . . . 18
     Section 1.08   Conflict with Trust Indenture Act. . . . . . . . . . . . . . . 19
     Section 1.09   Effect of Headings and Table of Contents . . . . . . . . . . . 19
     Section 1.10   Successors and Assigns . . . . . . . . . . . . . . . . . . . . 19
     Section 1.11   Separability Clause. . . . . . . . . . . . . . . . . . . . . . 19
     Section 1.12   Benefits of Indenture. . . . . . . . . . . . . . . . . . . . . 19
     Section 1.13   No Personal Liability of Directors, Officers,
                      Employee and Stockholders. . . . . . . . . . . . . . . . . . 20
     Section 1.14   Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 1.15   Legal Holidays; Payment of Securities. . . . . . . . . . . . . 20
     Section 1.16   Independence of Covenants. . . . . . . . . . . . . . . . . . . 20
     Section 1.17   Schedules and Exhibits . . . . . . . . . . . . . . . . . . . . 20
     Section 1.18   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Section 1.19   Communications by Holders with other Holders . . . . . . . . . 21
     Section 1.20   No Adverse Interpretation of Other Agreements. . . . . . . . . 21
     Section 1.21   Qualification of Indenture . . . . . . . . . . . . . . . . . . 21
     Section 1.22   Registration Rights. . . . . . . . . . . . . . . . . . . . . . 21


ARTICLE II

SECURITY FORMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Section 2.01   Forms Generally. . . . . . . . . . . . . . . . . . . . . . . . 21
     Section 2.02   Form of Face of Security . . . . . . . . . . . . . . . . . . . 22


     Section 2.03   Form of Reverse of Securities. . . . . . . . . . . . . . . . . 30

ARTICLE III
     THE SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     Section 3.01   Title and Terms. . . . . . . . . . . . . . . . . . . . . . . . 36
     Section 3.02   Denominations. . . . . . . . . . . . . . . . . . . . . . . . . 37
     Section 3.03   Execution, Authentication, Delivery and Dating . . . . . . . . 37
     Section 3.04   Temporary Securities . . . . . . . . . . . . . . . . . . . . . 38
     Section 3.05   Registration, Registration of Transfer and Exchange. . . . . . 39
     Section 3.06   Book Entry Provisions for Global Securities. . . . . . . . . . 40
     Section 3.07   Special Transfer and Exchange Provisions . . . . . . . . . . . 42
     Section 3.08   Mutilated, Destroyed, Lost and Stolen Securities . . . . . . . 43
     Section 3.09   Payment of Interest; Interest Rights Preserved . . . . . . . . 44
     Section 3.10   CUSIP Numbers. . . . . . . . . . . . . . . . . . . . . . . . . 45
     Section 3.11   Persons Deemed Owners. . . . . . . . . . . . . . . . . . . . . 45
     Section 3.12   Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . 46
     Section 3.13   Computation of Interest. . . . . . . . . . . . . . . . . . . . 46

ARTICLE IV
     DEFEASANCE AND COVENANT DEFEASANCE. . . . . . . . . . . . . . . . . . . . . . 46
     Section 4.01   Company's Option to Effect Defeasance or
                      Covenant Defeasance  . . . . . . . . . . . . . . . . . . . . 46
     Section 4.02   Defeasance and Discharge . . . . . . . . . . . . . . . . . . . 46
     Section 4.03   Covenant Defeasance. . . . . . . . . . . . . . . . . . . . . . 47
     Section 4.04   Conditions to Defeasance or Covenant Defeasance. . . . . . . . 47
     Section 4.05   Deposited Money and U.S. Government Obligations to Be Held
                      in Trust; Other Miscellaneous Provisions . . . . . . . . . . 49
     Section 4.06   Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . 49

ARTICLE V
     REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
     Section 5.01   Events of Default. . . . . . . . . . . . . . . . . . . . . . . 50
     Section 5.02   Acceleration of Maturity; Rescission and Annulment . . . . . . 51


     Section 5.03   Collection of Debt and Suits for Enforcement
                      by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . 52
     Section 5.04   Trustee May File Proofs of Claim . . . . . . . . . . . . . . . 53
     Section 5.05   Trustee May Enforce Claims without Possession
                      of Securities. . . . . . . . . . . . . . . . . . . . . . . . 54
     Section 5.06   Application of Money Collected . . . . . . . . . . . . . . . . 54
     Section 5.07   Limitation on Suits. . . . . . . . . . . . . . . . . . . . . . 54
     Section 5.08   Unconditional Right of Holders to Receive
                      Principal, Premium and Interest. . . . . . . . . . . . . . . 55
     Section 5.09   Restoration of Rights and Remedies . . . . . . . . . . . . . . 55
     Section 5.10   Rights and Remedies Cumulative . . . . . . . . . . . . . . . . 56
     Section 5.11   Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . 56
     Section 5.12   Control by Holders . . . . . . . . . . . . . . . . . . . . . . 56
     Section 5.13   Waiver of Past Defaults. . . . . . . . . . . . . . . . . . . . 56
     Section 5.14   Undertaking for Costs. . . . . . . . . . . . . . . . . . . . . 57
     Section 5.15   Waiver of Stay, Extension or Usury Laws. . . . . . . . . . . . 57
     Section 5.16   Remedies Subject to Applicable Law . . . . . . . . . . . . . . 57

ARTICLE VI
     THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
     Section 6.01   Duties of Trustee. . . . . . . . . . . . . . . . . . . . . . . 58
     Section 6.02   Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . 59
     Section 6.03   Certain Rights of Trustee. . . . . . . . . . . . . . . . . . . 59
     Section 6.04   Trustee Not Responsible for Recitals, Dispositions
                      of Securities or Application of Proceeds Thereof . . . . . . 60
     Section 6.05   Trustee and Agents May Hold Securities;
                      Collections; etc . . . . . . . . . . . . . . . . . . . . . . 61
     Section 6.06   Money Held in Trust. . . . . . . . . . . . . . . . . . . . . . 61
     Section 6.07   Compensation and Indemnification of Trustee and
                      Its Prior Claim. . . . . . . . . . . . . . . . . . . . . . . 61
     Section 6.08   Conflicting Interests. . . . . . . . . . . . . . . . . . . . . 62
     Section 6.09   Trustee Eligibility. . . . . . . . . . . . . . . . . . . . . . 62
     Section 6.10   Resignation and Removal; Appointment of Successor Trustee. . . 62
     Section 6.11   Acceptance of Appointment by Successor . . . . . . . . . . . . 64
     Section 6.12   Merger, Conversion, Consolidation or Succession4
                     to Business . . . . . . . . . . . . . . . . . . . . . . . . . 64
     Section 6.13   Preferential Collection of Claims Against Company. . . . . . . 65


ARTICLE VII
     HOLDERS' LISTS AND REPORTS BY TRUSTEE . . . . . . . . . . . . . . . . . . . . 65
     Section 7.01   Company to Furnish Trustee Names and Addresses
                     of Holders. . . . . . . . . . . . . . . . . . . . . . . . . . 65
     Section 7.02   Disclosure of Names and Addresses of Holders . . . . . . . . . 66
     Section 7.03   Reports by Trustee . . . . . . . . . . . . . . . . . . . . . . 66

ARTICLE VIII
     CONSOLIDATION, MERGER, SALE OF ASSETS . . . . . . . . . . . . . . . . . . . . 66
     Section 8.01   Company May Consolidate, etc., Only on
                      Certain Terms. . . . . . . . . . . . . . . . . . . . . . . . 66
     Section 8.02   Successor Substituted. . . . . . . . . . . . . . . . . . . . . 67

ARTICLE IX
     SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     Section 9.01   Supplemental Indentures and Agreements
                      without Consent of Holders . . . . . . . . . . . . . . . . . 67
     Section 9.02   Supplemental Indentures and Agreements with
                      Consent of Holders . . . . . . . . . . . . . . . . . . . . . 68
     Section 9.03   Execution of Supplemental Indentures or Agreements . . . . . . 69
     Section 9.04   Effect of Supplemental Indentures. . . . . . . . . . . . . . . 69
     Section 9.05   Conformity with Trust Indenture Act. . . . . . . . . . . . . . 69
     Section 9.06   Reference in Securities to Supplemental Indentures . . . . . . 69
     Section 9.07   Notice of Supplemental Indentures. . . . . . . . . . . . . . . 70

ARTICLE X
     COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
     Section 10.01  Payment of Principal, Premium and Interest . . . . . . . . . . 70
     Section 10.02  Maintenance of Office or Agency. . . . . . . . . . . . . . . . 71
     Section 10.03  Money for Security Payments to Be Held in Trust. . . . . . . . 72
     Section 10.04  Corporate Existence. . . . . . . . . . . . . . . . . . . . . . 72
     Section 10.05  Payment of Taxes and Other Claims. . . . . . . . . . . . . . . 72
     Section 10.06  Maintenance of Insurance . . . . . . . . . . . . . . . . . . . 73
     Section 10.07  Limitation on Liens. . . . . . . . . . . . . . . . . . . . . . 73
     Section 10.08  Limitation on Sale and Leaseback Transactions. . . . . . . . . 73
     Section 10.09  Rule 144A Information Requirement. . . . . . . . . . . . . . . 74
     Section 10.10  Statement by Officers as to Default. . . . . . . . . . . . . . 74
     Section 10.11  Reports by Company . . . . . . . . . . . . . . . . . . . . . . 75
     Section 10.12  Waiver of Certain Covenants. . . . . . . . . . . . . . . . . . 76

ARTICLE XI
     REDEMPTION OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . 76
     Section 11.01  Rights of Redemption . . . . . . . . . . . . . . . . . . . . . 76
     Section 11.02  Applicability of Article . . . . . . . . . . . . . . . . . . . 76
     Section 11.03  Election to Redeem; Notice to Trustee. . . . . . . . . . . . . 76
     Section 11.04  Securities to Be Redeemed In Part. . . . . . . . . . . . . . . 76
     Section 11.05  Notice of Redemption . . . . . . . . . . . . . . . . . . . . . 77


     Section 11.06  Deposit of Redemption Price. . . . . . . . . . . . . . . . . . 78
     Section 11.07  Securities Payable on Redemption Date. . . . . . . . . . . . . 78
     Section 11.08  Securities Redeemed or Purchased in Part . . . . . . . . . . . 78
     Section 11.09  Special Redemption . . . . . . . . . . . . . . . . . . . . . . 79
     Section 11.10  Mandatory Disposition Pursuant to Gaming Laws. . . . . . . . . 80
     Section 11.11  Redemption Procedures. . . . . . . . . . . . . . . . . . . . . 80

ARTICLE XII
     SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80
     Section 12.01  Security . . . . . . . . . . . . . . . . . . . . . . . . . . . 80

ARTICLE XIII
     SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
     Section 13.01  Securities Subordinate to Senior Debt. . . . . . . . . . . . . 82
     Section 13.02  Payment over of Proceeds upon Dissolution, etc . . . . . . . . 82
     Section 13.03  Suspension of Payment When Designated Senior
                      Debt in Default. . . . . . . . . . . . . . . . . . . . . . . 83
     Section 13.04  Payment Permitted If No Default. . . . . . . . . . . . . . . . 84
     Section 13.05  Subrogation to Rights of Holders of Senior Debt. . . . . . . . 84
     Section 13.06  Provisions Solely to Define Relative Rights. . . . . . . . . . 85
     Section 13.07  Trustee to Effectuate Subordination. . . . . . . . . . . . . . 85
     Section 13.08  No Waiver of Subordination Provisions. . . . . . . . . . . . . 85
     Section 13.09  Distribution or Notice to Representative . . . . . . . . . . . 86
     Section 13.10  Notice to Trustee. . . . . . . . . . . . . . . . . . . . . . . 86
     Section 13.11  Reliance on Judicial Order or Certificate of
                      Liquidating Agent. . . . . . . . . . . . . . . . . . . . . . 87
     Section 13.12  Rights of Trustee as a Holder of Senior Debt;
                      Preservation of Trustee's Rights . . . . . . . . . . . . . . 87
     Section 13.13  Article Applicable to Paying Agents. . . . . . . . . . . . . . 87
     Section 13.14  No Suspension of Remedies. . . . . . . . . . . . . . . . . . . 87
     Section 13.15  Trust Moneys Not Subordinated. . . . . . . . . . . . . . . . . 88
     Section 13.16  Trustee Not Fiduciary for Holders of Senior Debt . . . . . . . 88

ARTICLE XIV
     SATISFACTION AND DISCHARGE. . . . . . . . . . . . . . . . . . . . . . . . . . 88
     Section 14.01  Satisfaction and Discharge of Indenture. . . . . . . . . . . . 88
     Section 14.02  Application of Trust Money . . . . . . . . . . . . . . . . . . 89


EXHIBIT A      Restricted Security Certificate . . . . . . . . . . . . . . . . .  A-1

EXHIBIT B      Unrestricted Security Certificate . . . . . . . . . . . . . . . .  B-1

APPENDIX I     Form of Transferee Certificate for Initial Securities . . . . . .  I-1


APPENDIX II    Form of Transferee Certificate for Exchange Securities. . . . . . II-1


          INDENTURE, dated as of December 21, 1998, between Park Place Entertainment Corporation, a Delaware corporation (the "Company"), and First Union National Bank, as trustee (the "Trustee").

                               RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of 7 7/8% Series A Senior Subordinated Notes due 2005 and an issue of 7 7/8% Series B Senior Subordinated Notes due 2005 to be exchanged for the 7 7/8% Series A Senior Subordinated Notes due 2005, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Securities (as defined herein);

          All acts and things necessary have been done to make the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and to make this Indenture a valid agreement of the Company in accordance with the terms of this Indenture;

                      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          Each party hereto agrees for the benefit of the other parties and for the equal and proportionate benefit of all Holders (as defined herein) of the Securities, as follows:

                                      ARTICLE I

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01   DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article,

Section or other subdivision;

     (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

     (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

     "Additional Interest" means the additional interest rate borne by the Securities pursuant to the Registration Rights Agreement.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the term "controlling," "controlled by" and "under common control with") as used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by agreement or otherwise.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

          "Attributable Debt" with respect to any Sale and Lease-Back Transaction described in Section 10.08 means the present value of the minimum rental payments called for during the terms of the lease (including any period for which such lease has been extended), determined in accordance with GAAP, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

          "Bankruptcy Law" means the United States Bankruptcy Code of 1978, codified in Title 11 of the United States Code, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" means any Global Securities bearing the Global Legend specified in Section 2.02 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

          "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

          "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) in each case maturing within one year after the date of acquisition, (ii) time deposits and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500 million and commercial paper issued by others rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing within one year after the date of acquisition and (iii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) and (ii) above.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act then the body performing such duties at such time.

          "Common Stock" means the common stock, par value $.01 per share, of the Company.

          "Company" means Park Place Entertainment Corporation, a corporation incorporated under the laws of Delaware, until a successor Person shall have become a successor to the Company pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Order" or "Company Request" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated" means, with respect to any Person, the consolidated accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP.

          "Consolidated Net Tangible Assets" means the total amount of assets (including investments in Joint Ventures) of the Company and its Subsidiaries (less applicable depreciation, amortization and other valuation reserves) after deducting therefrom (i) all current liabilities of the Company and its Subsidiaries (excluding (A) the current portion of long-term indebtedness, (B) intercompany liabilities and (C) any liabilities which are by their terms renewable or extendible at the option of the obligor thereon to a time more than 12 months from the time as of which the amount thereof is being computed) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with GAAP.

          "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 40 Broad Street, Suite 550, Fifth Floor, New York, New York 1004.

          "Credit Facilities" means, with respect to the Company, one or more debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time or time.

          "Debt" means notes, bonds, debentures, letters of credit or other similar evidence of Debt for borrowed money or any guarantee of any of the foregoing.

          "Default" means any event that after notice or lapse of time or both, would become an Event of Default.

          "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depositary Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

          "Designated Senior Debt" means any Senior Debt permitted under this Indenture the principal amount of which is $100 million or more and that has been designated by the Company as "Designated Senior Debt."

          "Event of Default" has the meaning specified in Section 5.01.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          "Exchange Global Securities" means one or more permanent Global Securities in registered form representing the aggregate principal amount of Exchange Securities exchanged for Initial Securities pursuant to the Exchange Offer.

          "Exchange Offer" means the Company's offer to exchange the Exchange Securities for the Initial Securities pursuant to the terms of the Registration Rights Agreement.

          "Exchange Offer Registration Statement" has the meaning specified in the Registration Rights Agreement.

          "Exchange Securities" means the 7 7/8% Series B Senior Subordinated Notes due 2005, as supplemented from time to time in accordance with the terms hereof, to be issued pursuant to this Indenture in connection with the Exchange Offer. The Exchange Securities shall contain the information referred to in Sections 2.02(b) and 2.03(b) of this Indenture.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principals Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

          "Global Securities" means the Rule 144A Global Securities and the Exchange Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 3.06.

          "Grand" means Grand Casinos, Inc., a Minnesota corporation.

          "Grand Distribution" means the separation of Grand's Mississippi business (which includes the Grand Casino Biloxi, Grand Casino Gulfport and Grand Casino Tunica properties) from its non-Mississippi business. Grand's non-Mississippi business is comprised primarily of the management of two Indian-owned casinos, an interest in the development of the Polo Plaza in Las Vegas, up to $33 million in cash and certain other assets and liabilities. Specifically, the Grand distribution consists of (i) the transfer of all of the assets and liabilities of Grand's non-Mississippi business to Lakes and
(ii) the distribution of all of the outstanding shares of Lakes to the holders of Grand common stock, all substantially on the terms described in the Offering Memorandum and in the documentation for the Transactions as currently in effect on December 14, 1998 (without regard to any material amendment, supplement or waiver thereto that is (A) entered into after December 14, 1998 and (B) not contemplated in the Offering Memorandum).

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under: (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and (ii) other arrangements or arrangements designated to protect such Person against fluctuations in interest rates.

          "Hilton" means Hilton Hotels Corporation, a Delaware corporation.

          "Hilton Debt" means indebtedness under the Hilton credit facility as in effect on the date hereof.

          "Hilton Distribution" means the separation of Hilton's gaming business from its lodging business and consists of (i) Hilton's transfer of all of the assets and liabilities of its gaming business (with certain exceptions described in the Offering Memorandum) to the Company and (ii) the distribution of all of the Company's outstanding shares of Common Stock to the holders of Hilton common stock, all substantially on the terms described in the Offering Memorandum and in the documentation for the Transactions as currently in effect on December 14, 1998 (without regard to any material amendment, supplement or waiver thereto that is (A) entered into after December 14, 1998 and (B) not contemplated in the Offering Memorandum).

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the holders under this Indenture and the Securities, according to the respective terms thereof.

          "Initial Securities" means the 7 7/8% Series A Senior Subordinated Notes due 2005, as supplemented from time to time in accordance with the terms hereof, issued under this Indenture. The Initial Securities shall contain the information referred to in Sections 2.02(a) and 2.03(a) of this Indenture.

          "Initial Purchasers" means Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC, SG Cowen Securities Corporation, Credit Suisse First Boston Corporation, BNY Capital Markets, Inc., PNC Capital Markets, Inc., First Chicago Capital Markets, Inc., First Union Capital Markets and Ladenburg Thalmann & Co. Inc.

          "Interest Payment Date" means June 15 and December 15 of each year commencing June 15, 1999.

          "Issue Date" means the date on which the Initial Securities are originally issued under this Indenture.

          "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other Capital Stock is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

          "Lakes" means Lakes Gaming, Inc., a Minnesota corporation,.

          "Lien" means, with respect to any assets, any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

          "Make-Whole Premium" means, with respect to any Security at any Redemption Date, the excess, if any, of (i) the aggregate present value of the sum of the principal amount and premium that would be payable on such Security on December 15, 2005 and all remaining interest payments to and including December 15, 2005 discounted on a semi-annual bond equivalent basis from December 15, 2005 to the Redemption Date at a per annum interest rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the date of such redemption), plus 50 basis points, over (ii) the aggregate principal amount of the Security being redeemed. The Company in consultation with its certified independent accountants shall determine the Make-Whole Premium.

          "Maturity" means, when used with respect to the Securities, the date on which the principal of the Securities becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

          "Merger" means the Company's acquisition of Grand's Mississippi business following the Hilton Distribution and immediately after the Grand Distribution which will be accomplished by the merger of one of the Company's wholly-owned subsidiaries with and into Grand all substantially on the terms described in the Offering Memorandum and in the documentation for the Transactions as currently in effect on December 14, 1998 (without regard to any material amendment, supplement or waiver thereto that is (A) entered into after December 14, 1998 and (B) not contemplated in the Offering Memorandum).

          "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

          "Non-Payment Default" means any event of default (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Debt.

          "Non-recourse Debt" means Debt the terms of which provide that the lender's claim for repayment of such Debt is limited solely to a claim against the property which secures such Debt.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

          "Offering Memorandum" means the final Offering Memorandum, dated December 14, 1998, relating to the sale of the Initial Securities.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and in form and substance reasonably satisfactory to, and delivered to, the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

          "Opinion of Independent Counsel" means a written opinion of counsel, who may be regular outside counsel for the Company, but which is issued by a Person who is not an employee or consultant (other than non-employee legal counsel) of the Company and who shall be reasonably acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 4.02 and 4.03, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article IV; and

          (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the

Securities or any Affiliate of the Company or such other obligor.

          "Pari Passu Debt" means any Debt of the Company which ranks PARI PASSU in right of payment to the Securities.

          "Paying Agent" means any Person (including the Company) authorized by the Company to pay the principal of, premium, if any, or interest on, any Securities on behalf of the Company.

          "Payment Default" means any default in payment (whether at Stated Maturity, upon scheduled installment, by acceleration or otherwise) of principal of, premium, if any, or interest on Designated Senior Debt.

          "Permitted Lien" means:

          (a) Liens existing as of the date of the original issuance of the Initial Securities;

          (b) Liens existing (i) on property at the time of acquisition thereof by the Company or a Restricted Subsidiary (whether such property is acquired through a merger, a consolidation or otherwise), or (ii) on property or securing Debt of, or Capital Stock of, any corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary;

          (c) Liens to secure Debt with respect to all or any part of the acquisition cost or the cost of construction or improvement of property, provided, such Debt is incurred and related Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof;

          (d) Liens on shares of Capital Stock or property of a Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of such Restricted Subsidiary provided that such Debt is incurred and related Liens are created within 24 months of the acquisition of such Restricted Subsidiary and such Debt does not exceed the acquisition cost of such Restricted Subsidiary;

          (e) Liens to secure Debt incurred to construct additions to, or to make Capital Improvements to, properties of the Company of any Restricted Subsidiary, provided such Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such Debt does not exceed the cost of such construction or Capital Improvement;

          (f)  Liens in favor of the Company or another Restricted Subsidiary;

          (g) Liens to secure Debt on which interest payments are exempt from Federal income tax under Section 103 of the Code;

          (h) Liens on the partnership or other Capital Stock of the Company or any Restricted Subsidiary in any Joint Venture or any Restricted Subsidiary which owns Capital Stock in such Joint Venture to secure Debt, provided the amount of such Debt is contributed and/or advanced solely to such Joint Venture;

          (i) Liens securing Senior Debt and Liens on assets of a Subsidiary securing Debt of that Subsidiary;

          (j) any extension, renewal or replacement, in whole or in part, of any Liens referred to in the foregoing clauses (a) through (i) or any Debt secured thereby, including premium, if any, provided that the aggregate principal amount does not exceed (x) the greater of (A) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment and (B) 80% of the fair market value (in the opinion of the Board of Directors) of the properties subject to such extension, renewal or replacement plus (y) any reasonable fees and expenses associated with such extension, renewal or replacement, and PROVIDED, FURTHER, in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in the foregoing clauses (a) through (i);

          (k)  purchase money liens on personal property;

          (l) Liens to secure payments of workers' compensation or insurance premiums, or related to tenders, bids or contracts (except contracts for the payment of money);

          (m) Liens in connection with tax assessments or other governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

          (n) mechanic's, materialman's, carrier's or other like Liens, arising in the ordinary course of business; and

          (o) Liens in favor of any domestic or foreign government or governmental body in connection with contractual or statutory obligations.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

          "Predecessor Security" of any particular Security means every previous

Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $25 million or 2% of Consolidated Net Tangible Assets of the Company.

          "QIB" means a "Qualified Institutional Buyer" under Rule 144A under the Securities Act.

          "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity of the Securities, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity of the Securities.

          "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture, other than the Special Redemption Date.

          "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 21, 1998, among the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day) next preceding such Interest Payment Date.

          "Responsible Officer" when used with respect to the Trustee means any officer or employee assigned to the Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, secretary, assistant secretary, or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Security" means Securities that are required to bear the Private Placement Legend.

          "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America
(i) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (ii) in which the investment of the Company and all of its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (i) or (ii), (A) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, and (B) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act, as amended from time to time.

          "Rule 144A Global Securities" means one or more permanent Global Securities in registered form representing the aggregate principal amount of Initial Securities sold in reliance on Rule 144A under the Securities Act.

          "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or any successor rating agency.

          "Securities" means, collectively, the Initial Securities and, when and if issued as provided in the Registration Rights Agreement, the Exchange Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

          "Security Agreement" means the Security Agreement dated as of December 21, 1998 by and among the Company, the Trustee and the Securities Intermediary, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Securities Intermediary" means First Union National Bank, as securities intermediary.

          "Senior Debt" means

          (a) all Debt outstanding under Credit Facilities and all Hedging Obligations with respect thereto;

          (b) any other Debt, unless the instrument under which such Debt is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities or to other Debt which ranks equally with, or is subordinated to, the Securities; and

          (c) all Obligations with respect to the items listed in the preceding clauses (a) and (b).

          Notwithstanding anything to the contrary in the preceding, Senior Debt will not include:

          (1) any liability for Federal, state, local and other taxes owed or owing by the Company;

          (2) any Debt of the Company to any of its Subsidiaries or other Affiliates; or

          (3)  any trade payables.

          "Series A Securities" means the Initial Securities.

          "Series B Securities" means the Exchange Securities.

          "Significant Subsidiary" of the Company means any Restricted Subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1.02(v) of Regulation S-X under the Securities Act.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.09.

          "Special Redemption Date" means the 30th calendar day after the Issue Date.

          "Stated Maturity" means, when used with respect to any Debt or any installment of interest thereon, the dates specified in such Debt as the fixed date on which the principal of such Debt or such installment of interest, as the case may be, is due and payable.

          "Subordinated Debt" means any Debt of the Company (whether outstanding on the date of the Indenture or thereafter incurred) which is subordinate or junior in right of payment to the Securities.

          "Subsidiary" means any corporation of which at least a majority of the outstanding Capital Stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time directly or indirectly, owned by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Transactions" means the Hilton Distribution, the Grand
Distribution and the Merger.

          "Treasury Securities" means any investment in obligations issued or guaranteed by the United States government or any agency thereof.

          "Treasury Yield" means the yield to maturity at the time of computation of Treasury Securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15
(519) which has become publicly available at least two business days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Securities, provided that if the average life of the Securities is not equal to the constant maturity of the Treasury Security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of Treasury Securities for which such yields are given, except that if the average life of the Securities is less than one year, the weekly average yield on actually traded Treasury Securities adjusted to a constant maturity of one year shall be used.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

          "wholly-owned," with respect to any Subsidiary , means any Subsidiary of a Person of which at least 99% of the outstanding Capital Stock is owned by the Person or another wholly owned Subsidiary of such Person.
For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

     Section 1.02   OTHER DEFINITIONS.

     TERM DEFINED IN SECTION

     "Act"                                             1.05

     "Agent Members"                                   3.06

     "covenant defeasance"                             4.03

     "Defaulted Interest"                              3.09

     "defeasance"                                      4.02

     "Defeased Securities"                             4.01

     "Payment Blockage Notice"                        13.03

     "Payment Blockage Period"                        13.03

     "Private Placement Legend"                        2.02

     "Representative"                                 13.09

     "Restricted Period"                               2.01

     "Sale and Leaseback Transaction"                 10.08

     "Securities"                                    Recitals

     "Security Register"                               3.05

     "Security Registrar"                              3.05

     "Special Redemption"                             11.09

     "Special Payment Date"                            3.09

     "Special Redemption Account"                     11.09

     "Surviving Entity"                                8.01

     "U.S. Government Obligations"                     4.04

     Section 1.03   COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read and understands such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

     Section 1.04   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Any certificate or opinion of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.05   ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this
Section 1.05.

     (b)  The ownership of Securities shall be proved by the Security
Register.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

     (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; PROVIDED that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

     (f) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

     Section 1.06   NOTICES, ETC., TO THE TRUSTEE AND THE COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (a) the Trustee by any Holder or by the Company or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 5.01(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Holders or the Company or any other obligor on the Securities by the Trustee, in any event, with a copy to the Trustee at 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Administration; or

     (b) the Company by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 5.01(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company at 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109, Attention: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

     Section 1.07   NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 1.08   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     Section 1.09   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.10   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.

     Section 1.11   SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.12   BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.13 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEE AND STOCKHOLDERS.

     No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company or any successor Person or any of the Company's Affiliates under the Securities, the Indenture, the Security Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration issuance of the Securities. The waiver may not be effective to waive liabilities under the Federal securities laws.

     Section 1.14   GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     Section 1.15   LEGAL HOLIDAYS; PAYMENT OF SECURITIES.

     In any case where any Interest Payment Date, Special Redemption Date or Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Special Redemption Date or Redemption Date, or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Special Redemption Date or Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

     Section 1.16   INDEPENDENCE OF COVENANTS.

     All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 1.17   SCHEDULES AND EXHIBITS.

     All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

     Section 1.18   COUNTERPARTS.

     This Indenture may be executed in any number of counterparts, each of which shall be deemed an original; but all such counterparts shall together constitute but one and the same instrument.

     Section 1.19   COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

     Holders of Securities may communicate pursuant to TIA Section 312(b) with other Holders of Securities with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Paying Agent and any other Person shall have the protection of TIA Section 312(c).

     Section 1.20   NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     Section 1.21   QUALIFICATION OF INDENTURE.

     The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all costs and expenses (including attorneys' fees for the Company and the Trustee) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

     Section 1.22   REGISTRATION RIGHTS.

     Certain Holders of Securities may be entitled to certain registration rights with respect to such Securities pursuant to, and subject to the terms of, the Registration Rights Agreement.

                                      ARTICLE II

                                    SECURITY FORMS

     Section 2.01   FORMS GENERALLY.

     The Securities and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Initial Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more Rule 144A Global Securities, substantially in the form set forth in Section 2.02, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary, or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     Exchange Securities exchanged for Initial Securities shall be issued initially in the form of one or more Exchange Global Securities, substantially in the form set forth in Section 2.02, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Exchange Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     Section 2.02   FORM OF FACE OF SECURITY.

     (a) The form of the face of any Initial Securities authenticated and delivered hereunder shall be substantially as follows:

     Unless and until (i) an Initial Security is sold under an effective registration statement under the Securities Act or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement under the Securities Act, in each case pursuant to the Registration Rights Agreement, then such Initial Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof:

     THE SERIES A SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SERIES A SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE

TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SERIES A SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SERIES A SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SERIES A SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SERIES A SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     In addition, unless and until an Initial Security is issued in a form other than global form, such Initial Security shall bear the legend set forth below (the "Global Legend") on the face thereof:

     THIS SERIES A SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.06 AND 3.07 OF THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED

REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         PARK PLACE ENTERTAINMENT CORPORATION

                              ------------------------

                  7 7/8% SERIES A SENIOR SUBORDINATED NOTE DUE 2005

                                                            CUSIP NO. 700690AA8

                              No. __________     $_______________________

     Park Place Entertainment Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of ___________ United States dollars on December 15, 2005, at the office or agency of the Company referred to below, and to pay interest thereon from December 21, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 15 and December 15 in each year, commencing June 15, 1999 at the rate of 7 7/8% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     If all the Transactions have not been consummated on or before the Special Redemption Date, the Company shall, on the Special Redemption Date, redeem and retire all of the Securities for a price equal to 100% of their principal amount plus accrued and unpaid interest thereon through the Special Redemption Date.

     Until the earlier to occur of the Hilton Distribution or the Special Redemption Date, the Securities will be secured by the Special Redemption Account as set forth in the Indenture. The Securities will not be subordinated prior to the consummation of the Hilton Distribution.

     The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement. Under the Registration Rights Agreement, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Series A

Security shall have the right to exchange this Series A Security for a like principal amount of the Series B Securities as provided therein. The Series A Securities and the Series B Securities are together referred to as the "Securities." The Series A Securities rank PARI PASSU in right of payment with the Series B Securities.

     In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 30th calendar day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 120th calendar day following the date of original issue of the Series A Securities or (c) the Exchange Offer is not consummated or, if the Company is prohibited from doing an Exchange Offer, a Shelf Registration Statement is not declared effective, in either case, on or prior to the 150th calendar day following the date of original issue of the Series A Securities (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by an absolute amount of 0.25% per annum upon the occurrence of any Registration Default, which rate (as increased as aforesaid) will increase by an additional absolute amount of 0.25% each 90-day period that such additional interest continues to accrue under any such circumstance; provided, that the maximum aggregate increase in the interest rate will in no event exceed an absolute amount of one percent (1%) per annum. Following the cure of all Registration Defaults, the accrual of additional interest will cease and the interest rate will revert to the original rate PROVIDED, HOWEVER, that, if after any such reduction in interest rate, a different event specified in clause (a), (b) or (c) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, all as more fully provided in this Indenture.

     Payment of the principal of, premium, if any, and interest on, the Securities, and exchange or transfer of the Securities, will be made at the office or agency of the Company in The City of New York maintained for that purpose (which initially will be a corporate trust office of the Trustee located at 40 Broad Street, Suite 550, Fifth Floor, New York, New York 1004, or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Series A Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Series A Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                         PARK PLACE ENTERTAINMENT CORPORATION

                              By:
                              Name:
                              Title:


Attest:



     Authorized Officer


                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 7 7/8% Series A Senior Subordinated Notes due 2005 referred to in the within-mentioned Indenture.

                                    FIRST UNION NATIONAL BANK,
as Trustee



                                    By:
                                       ------------------------------------
                                       Authorized Signer
Dated:
        ---------------

     (b) The form of the face of any Exchange Securities authenticated and delivered hereunder shall be substantially as follows:

     Unless and until an Exchange Security is issued in a form other than global form, such Exchange Security shall bear the Global Legend set forth below on the face thereof:

     THIS SERIES B SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.06 AND 3.07 OF THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         PARK PLACE ENTERTAINMENT CORPORATION

                                ----------------------

                  7 7/8% SERIES B SENIOR SUBORDINATED NOTE DUE 2005

                                                        CUSIP NO. 700690AB6

                                No. __________      $_______________________


     Park Place Entertainment Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________ or registered assigns, the principal sum of ___________ United States dollars on December 15, 2005, at the office or agency of the Company referred to below, and to pay interest thereon from December 21, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 15 and December 15 in each year, commencing June 15, 1999 at the rate of 7 7/8% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     If all the Transactions have not been consummated on or before the Special Redemption Date, the Company shall, on the Special Redemption Date, redeem and retire all of the Securities for a price equal to 100% of their principal amount plus accrued and unpaid interest thereon through the Special Redemption Date.

     Until the earlier to occur of the Hilton Distribution or the Special Redemption Date, the Securities will be secured by the Special Redemption Account as set forth in the Indenture. The Securities will not be subordinated prior to the consummation of the Hilton Distribution.

     This Series B Security was issued pursuant to the Exchange Offer pursuant to which the Series A Securities were exchanged for a like principal amount of the Series B Securities. The Series B Securities rank PARI PASSU in right of payment with the Series A Securities. The Series A Securities and the Series B Securities are together referred to as the "Securities."

     For any period in which the Series A Security exchanged for this Series B Security was outstanding, in the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 30th calendar day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 120th calendar day following the date of original issue of the Series A Securities or (c) the Exchange Offer is not consummated or, if the Company is prohibited from doing an Exchange Offer, a Shelf Registration Statement is not declared effective, in either case, on or prior to the 150th calendar day following the date of original issue of the Series A Securities (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by an absolute amount of 0.25% per annum upon the occurrence of any Registration Default, which rate (as increased as aforesaid) will increase by an additional absolute amount of 0.25% each 90-day period that such additional interest continues to accrue under any such circumstance; provided, that the maximum aggregate increase in the interest rate will in no event exceed an absolute amount of one percent (1%) per annum. Following the cure of all Registration Defaults the accrual of additional interest will cease and the interest rate will revert to the original rate; PROVIDED that, to the extent interest at such increased interest rate has been paid or duly provided for with respect to the Series A Securities, interest at such increased interest rate, if any, on the Series B Securities shall accrue from the most recent Interest Payment Date to which such interest on the Series A Security has been paid or duly provided for; PROVIDED, HOWEVER, that, if after any such reduction in interest rate, a different event specified in clause (a), (b) or (c) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, all as more fully provided in this Indenture.

     Payment of the principal of, premium, if any, and interest on, the Securities, and exchange or transfer of the Securities, will be made at the office or agency of the Company in The City of New York maintained for that purpose (which initially will be a corporate trust office of the Trustee located at 40 Broad Street, Suite 550, Fifth Floor, New York, New York 1004), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Series B Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Series B Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                         PARK PLACE ENTERTAINMENT CORPORATION

                              By:
                              Name:
                              Title:


Attest:


     Authorized Officer


                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 7 7/8% Series B Senior Subordinated Notes due 2005 referred to in the within-mentioned Indenture.

                         FIRST UNION NATIONAL BANK,
as Trustee



                         By:
                              --------------------------------
                              Authorized Signer
Dated:
        -------------


     Section 2.03   FORM OF REVERSE OF SECURITIES.

     (a) The form of the reverse of the Initial Securities shall be substantially as follows:

                         PARK PLACE ENTERTAINMENT CORPORATION

                 7 7/8% Series A Senior Subordinated Notes due 2005

     This Series A Security is one of a duly authorized issue of securities of the Company designated as its 7 7/8% Series A Senior Subordinated Notes due 2005 (herein called the "Series A Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $400,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of December 21, 1998, between the Company and First Union National Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Indenture contains provisions for defeasance at any time of (a) the entire Debt on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

     The Securities are subject to redemption at any time, at the option of the Company, in whole but not in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at a Redemption Price equal to 100% of the principal amount thereof plus the Make-Whole Premium, together with accrued and unpaid interest thereon, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

     In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

     Each Holder, by accepting a Security, shall be deemed to have agreed that if the gaming authority of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming requires that a Person who is a Holder or the beneficial owner of Securities be licensed, qualified or found suitable under applicable gaming laws, such Holder or beneficial owner, as the case may be, shall apply for a license, qualification or a finding of suitability within the required time period. If such Person fails to apply or become licensed or qualified or is found unsuitable, the Company shall have the right, at its option to (a) require such Person to dispose of its Securities or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such gaming authority; or (b) redeem such Securities at a redemption price equal to the lesser of (i) such Person's cost or (ii) 100% of the principal amount of the Securities plus accrued and unpaid interest thereon, if any, to the earlier of the Redemption Date or the date of the finding of unsuitablility which may be less than 30 days following the notice of redemption if so requested or prescribed by the applicable gaming authority.

     In the event of redemption or repurchase of the Securities in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of a Security shall be conclusive and binding upon such Holder and upon all future Holders of such Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Security.

     No reference herein to the Indenture and no provision of the Securities or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, the Securities at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security is registrable in the Security Register, upon surrender of such Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series A Securities would be required to include the Private Placement Legend.

     Securities in certificated form are issuable only in registered form without coupons in a minimum amount of $100,000 and in denominations of $1,000 and any integral multiple thereof that is above the minimum amount of $100,000. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

     At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner hereof for all purposes, whether or not such Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     All terms used in this Series A Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The Transferee Certificate, in the form of Appendix I hereto, will be attached to the Initial Security.

     Unless and until (i) an Initial Security is sold under an effective registration statement under the Securities Act or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement under the Securities Act, in each case pursuant to the Registration Rights Agreement, then the Restricted Security Certificate, in the form of Exhibit A hereto, will be attached to the Initial Security.
After such Initial Security is sold under an effective registration statement under the Securities Act or exchanged for an Exchange Security, then the Unrestricted Security Certificate, in the form of Exhibit B hereto, will be attached to the Exchange Security.

     (b) The form of the reverse of the Exchange Securities shall be substantially as follows:

                         PARK PLACE ENTERTAINMENT CORPORATION

                 7 7/8% Series B Senior Subordinated Notes due 2005

     This Series B Security is one of a duly authorized issue of securities of the Company designated as its 7 7/8% Series B Senior Subordinated Notes due 2005 (herein called the "Series B Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $400,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of December 21, 1998, between the Company and First Union National Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Indenture contains provisions for defeasance at any time of (a) the entire Debt on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

     The Securities are subject to redemption at any time, at the option of the Company, in whole or but not in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at a Redemption Price equal to 100% of the principal amount thereof plus the Make-Whole Premium, together with accrued and unpaid interest thereon, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

     In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

     Each Holder, by accepting a Security, shall be deemed to have agreed that if the gaming authority of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming requires that a Person who is a Holder or the beneficial owner of Securities be licensed, qualified or found suitable under applicable gaming laws, such Holder or beneficial owner, as the case may be, shall apply for a license, qualification or a finding of suitability within the required time period.
If such Person fails to apply or become licensed or qualified or is found unsuitable, the Company shall have the right, at its option to (a) require such Person to dispose of its Securities or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such gaming authority; or (b) redeem such Securities at a redemption price equal to the lesser of (i) such Person's cost or (ii) 100% of the principal amount of the Securities plus accrued and unpaid interest thereon, if any, to the earlier of the Redemption Date or the date of the finding of unsuitability which may be less than 30 days following the notice of redemption if so requested or prescribed by the applicable gaming authority.

     In the event of redemption or repurchase of the Securities in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of a Security shall be conclusive and binding upon such Holder and upon all future Holders of such Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Security.

     No reference herein to the Indenture and no provision of the Securities or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, the Securities at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security is registrable in the Security Register, upon surrender of such Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Exchange Global Security and a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

     Securities in certificated form are issuable only in registered form without coupons in a minimum amount of $100,000 and in denominations of $1,000 and any integral multiple thereof that is above the minimum amount of $100,000. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner hereof for all purposes, whether or not such Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     All terms used in this Series B Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The Unrestricted Security Certificate, in the form of Exhibit B hereto, and the Transferee Certificate, in the form of Appendix II hereto, will be attached to the Exchange Security.

                                     ARTICLE III

                                    THE SECURITIES

     Section 3.01   TITLE AND TERMS.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $400,000,000 in principal amount of Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.03, 3.04, 3.05, 3.06, 3.07, 3.08, 9.06 or
11.08.

     The Initial Securities shall be known and designated as the "7 7/8% Series A Senior Subordinated Securities due 2005" of the Company. The Exchange Securities shall be known and designated as the "7 7/8% Series B Senior Subordinated Securities due 2005" of the Company. The Stated Maturity of the Securities shall be December 15, 2005, and the Securities shall each bear interest at the rate of 7 7/8% per annum, as such interest rate may be adjusted as set forth in the Securities and the Registration Rights Agreement, from December 21, 1998 or from the most recent Interest Payment Date to which interest has been paid, as applicable, payable semiannually on June 15 and December 15 in each year, commencing June 15, 1999, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

     The principal of, premium, if any, and interest on, the Securities shall be payable and the Securities shall be exchangeable and transferable at an office or agency of the Company in The City of New York maintained for such purposes (which initially will be a corporate trust office of the trustee located at 40 Broad Street, Suite 550, Fifth Floor, New York, New York 1004); PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to addresses of the Persons entitled thereto as shown on the Security Register.

     For all purposes hereunder, the Initial Securities and the Exchange Securities will be treated as one class and are together referred to as the "Securities." The Initial Securities rank PARI PASSU in right of payment with the Exchange Securities.

     The Securities shall be redeemable as provided in Article XI and in the Securities.

     At the election of the Company, the entire Debt on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article IV.

     Section 3.02   DENOMINATIONS.

     The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

     Section 3.03   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee (with or without Guarantees endorsed thereon) for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     In case the Company, pursuant to Article VIII, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey or transfer its properties and assets substantially in their entirety to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance or transfer, as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance or transfer may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 3.03 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for

Securities authenticated and delivered in such new name.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

     If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

     Section 3.04   TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to
Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee (in accordance with a Company Order for the authentication of such Securities) shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 3.05   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Company shall cause the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the

Company shall provide for the registration of Securities and of transfers of Securities. Such transfers of Securities must be in a minimum amount of $100,000. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may change the Security Registrar or appoint one or more co-Security Registrars without notice.

     Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall (in accordance with a Company Order for the authentication of such Securities) authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

     Furthermore, any Holder of the Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in a Security shall be required to be reflected in a book entry. Transfers of beneficial interests must be in a minimum amount of $100,000.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall (in accordance with a Company Order for the authentication of such Securities) authenticate and make available for delivery, Securities of the same series which the Holder making the exchange is entitled to receive; PROVIDED that no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and the Initial Securities exchanged for the Exchange Securities have been canceled.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer, or for exchange, repurchase or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, except for any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Sections 3.03, 3.04, 3.05, 9.06 or 11.08 not involving any transfer.

     The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

     Every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 2.02, and the restrictions set forth in this Section 3.05, and the Holder of each Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

     Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section 3.05, Section 3.04, 3.08, 9.06 or 11.08 or otherwise, shall also be a Global Security and bear the legend specified in Section 2.02.

     Section 3.06   BOOK ENTRY PROVISIONS FOR GLOBAL SECURITIES.

     (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary,
(ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 2.02.

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) the Company notifies the Trustee in writing that such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global
Security.

     (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 3.06(c) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

     Section 3.07   SPECIAL TRANSFER AND EXCHANGE PROVISIONS.

     (a) CERTAIN TRANSFERS AND EXCHANGES. Transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.07 shall be made only in accordance with this
Section 3.07.

          (i) EXCHANGES BETWEEN GLOBAL SECURITY AND NON-GLOBAL SECURITY. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.06(b).

     (b) PRIVATE PLACEMENT LEGENDS. Rule 144A Securities and their Successor Securities shall bear a Private Placement Legend, subject to the following:

          (i) subject to the following clauses of this Section 3.07(b), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Private Placement Legend borne by such Global Security while represented thereby;

          (ii) subject to the following clauses of this Section 3.07(b), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Private Placement Legend borne by such other Security;

          (iii) Exchange Securities, and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities, shall not bear a Private Placement Legend;

          (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security

(other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate substantially in the form of Exhibit C hereto, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article III;

          (v) a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article III; and

          (vi) notwithstanding the foregoing provisions of this Section 3.07(b), a Successor Security of a Security that does not bear a particular form of Private Placement Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Private Placement Legend in exchange for such Successor Security as provided in this Article III.

     By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

     The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.06 or this
Section 3.07. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

     Section 3.08   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

     Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 3.09   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment
Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special
Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record
Date and shall no longer be payable pursuant to the following Subsection (b).

     (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 3.09, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 3.10   CUSIP NUMBERS.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and PROVIDED FURTHER, HOWEVER, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

     Section 3.11   PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.09) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 3.12   CANCELLATION.

     All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.12, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be returned to the Company. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

     Section 3.13   COMPUTATION OF INTEREST.

     Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                                   ARTICLE IV

                       DEFEASANCE AND COVENANT DEFEASANCE

     Section 4.01   COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
                    DEFEASANCE.

     The Company may, at its option by Board Resolution, at any time after the Special Redemption Date, with respect to the Securities, elect to have either
Section 4.02 or Section 4.03 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

     Section 4.02   DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.02, the Company and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in
Section 4.04 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and any other obligor upon the Securities shall be deemed to have paid and discharged the entire Debt represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 4.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 3.04, 3.05, 3.08, 10.02 and 10.03, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 6.07, and (d) this
Article IV. Subject to compliance with this Article IV, the Company may exercise its option under this Section 4.02 notwithstanding the prior exercise of its option under Section 4.03 with respect to the Securities.

     Section 4.03   COVENANT DEFEASANCE.

     Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.03, the Company shall be released from its obligations under any covenant or provision contained or referred to in Sections 10.05 through 10.11, inclusive, and Article VIII hereof, with respect to the Defeased Securities on and after the date the conditions set forth in Section 4.04 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

     Section 4.04   CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

     The following shall be the conditions to application of either Section
4.02 or Section 4.03 to the Defeased Securities:

     (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) cash in United States dollars, (ii) U.S. Government Obligations, or (iii) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest (which shall include Additional Interest, if any) on, the Defeased Securities, on the stated date for payment thereof or on the applicable redemption date, as the case may be, of such principal, premium, if any, or interest (which shall include Additional Interest, if any) on such Defeased Securities if at or prior to electing to exercise either its option applicable to Section 4.02 or its option applicable to Section 4.03, the Company has delivered to the Trustee an irrevocable notice of such defeasance, including the date that such defeasance is to occur. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt;

     (b) In the case of an election under Section 4.02, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

     (c) In the case of an election under Section 4.03, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States reasonably acceptable to such Trustee to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

     (d) No Default or Event of Default (other than a Default or Event of Default under this Indenture resulting from the borrowing of funds to be applied to such deposit) shall have occurred and be continuing on the date of such deposit, and with respect to an election under Section 4.02 insofar as
Section 5.01(e) or (f) is concerned, at any time during the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

     (e) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or any Restricted Subsidiary is a party or by which it is bound;

     (f) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

     Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

     Section 4.05   DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE

                    HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 10.03, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.04 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

     Anything in this Article IV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 4.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

     Section 4.06   REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 4.02 or 4.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 4.02 or 4.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 4.02 or 4.03, as the case may be; PROVIDED, HOWEVER, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE V

                                    REMEDIES

     Section 5.01   EVENTS OF DEFAULT.

     "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

     (b) a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption or otherwise);

     (c) a default in the performance, or breach, of any covenant or warranty of the Company in the Indenture which default continues uncured for a period of 60 days after written notice has been given, by certified mail,
(i) to the Company by the Trustee or (ii) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities;

     (d) an acceleration of the maturity of Debt of the Company (other than Non-recourse Debt), at any one time, in an aggregate amount in excess of the greater of (i) $25 million and (ii) 5% of Consolidated Net Tangible Assets, if such acceleration is not annulled within 30 days after written notice to the Company by the Trustee and the Holders of at least 25% in aggregate principal amount of the Outstanding Securities;

     (e) the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

     (f) (i) the Company or any Significant Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company or any Significant Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company or any Significant Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law,
(iv) the Company or any Significant Subsidiary (A) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Significant Subsidiary or of any substantial part of their respective properties, (B) makes an assignment for the benefit of creditors or (C) admits in writing its inability to pay its debts generally as they become due or (v) the Company or any Significant Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (i); or

     (g) a failure to comply with the provisions of the Security Agreement, including, without limitation, a default in the payment, if required pursuant to Section 11.09, on the Special Redemption Date, of the principal amount of all of the Securities and all accrued and unpaid interest thereon through the Special Redemption Date.

     Section 5.02   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Sections 5.01(e) and (f) with respect to the Company) shall occur and be continuing with respect to this Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified in clause (e) or
(f) of Section 5.01 occurs with respect to the Company and is continuing, then all the Securities shall IPSO FACTO become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest thereon, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings.

     After a declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

          (ii)   all overdue interest on all Outstanding Securities,

          (iii) the principal of and premium, if any, on any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at a rate borne by the Securities, and

          (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

     (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     Section 5.03   COLLECTION OF DEBT AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if

     (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of the principal of or premium, if any, on any Security at the Stated Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the

Trustee, its agents and counsel.

     If the Company fails to pay such amounts within 3 Business Days of such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, subject however to
Section 5.12. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

     Section 5.04   TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 5.05   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 5.06   APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 6.07;

     SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

     Section 5.07   LIMITATION ON SUITS.

     No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee an indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 15 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Security, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

     Section 5.08 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.09) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 5.09   RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.10   RIGHTS AND REMEDIES CUMULATIVE.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11   DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 5.12   CONTROL BY HOLDERS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED that

     (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 5.07), expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein; and

     (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.13   WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except a Default

     (a) in the payment of the principal of, premium, if any, or interest on any Security; or

     (b) in respect of a covenant or a provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Security Outstanding affected by such modification or amendment.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 5.14   UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

     Section 5.15   WAIVER OF STAY, EXTENSION OR USURY LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.16   REMEDIES SUBJECT TO APPLICABLE LAW.

     All rights, remedies and powers provided by this Article V may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises, including applicable gaming laws, and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                   ARTICLE VI

                                  THE TRUSTEE

     Section 6.01   DUTIES OF TRUSTEE.

     Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

     (a) if a Default or an Event of Default has occurred and is continuing, and subject to compliance with applicable gaming laws, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

     (b)  except during the continuance of a Default or an Event of Default:

          (i) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

          (ii) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

     (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i)    this Subsection (c) does not limit the effect of Subsection
(b) of this Section 6.01;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture;

     (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

     (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections (a), (b), (c) and (d) and (f) of this Section 6.01;

     (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law; and

     (g) the Trustee shall cooperate with any gaming authority (including, but not limited to, the New Jersey Casino Control Commission, the New Jersey Division of Gaming Enforcement and the Mississippi Gaming Commission) of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming and shall produce any document or information as any of them may request.

     (h) The Trustee shall in no event be required to expend its own funds in the exercise of any of the remedies set forth in this Section 6.01.

     Section 6.02   NOTICE OF DEFAULTS.

     Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other Persons entitled to receive reports pursuant to
Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

     Section 6.03   CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.01 hereof and Trust Indenture Act Sections 315(a) through 315(d):

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon receipt by it of any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Debt or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or,

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; PROVIDED, FURTHER, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 6.04 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITIONS OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.
 The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section 6.05   TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS; ETC.

     The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

     Section 6.06   MONEY HELD IN TRUST.

     All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article IV, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Cash Equivalents in accordance with the directions of the Company.

     Section 6.07   COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR
                    CLAIM.

     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Company also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 6.07 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this
Section 6.07 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

     After the date of the Hilton Distribution, to secure the Company's payment obligations in this Section 6.07, the Trustee shall have a perfected lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest on particular Securities.

     Section 6.08   CONFLICTING INTERESTS.

     The Trustee shall comply with the provisions of Section 3.09(b) of the Trust Indenture Act.

     Section 6.09   TRUSTEE ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 3.09(a) and which shall have a combined capital and surplus of at least $250,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 6.10   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

     (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 6.11.

     (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice or resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

     (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (i) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 3.09(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months,

          (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section 6.11. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring

Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Trustee or the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register.
Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

     Section 6.11   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges pursuant to Section
6.07 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

     No successor trustee with respect to the Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 3.09(a) and this Article VI and shall have a combined capital and surplus of at least $250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 6.10.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 6.11, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by
Section 6.10. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

     Section 6.12   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                    BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article VI and shall have a combined capital and surplus of at least $250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 6.13   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

     Section 7.01   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee

     (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

     (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.


     Section 7.02   DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

     Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

     Section 7.03   REPORTS BY TRUSTEE.

     (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

     (b)  A copy of each report transmitted to Holders pursuant to this
Section 7.03 shall, at the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange.

                                 ARTICLE VIII

                     CONSOLIDATION, MERGER, SALE OF ASSETS

     Section 8.01   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     (a) Prior to the Special Redemption Date, the Company shall not, in a single transaction or through a series of related transactions, except in accordance with the Transactions, (i) consolidate with or merge with or into any other Person; or (ii) sell, assign, convey or transfer its properties and assets substantially in their entirety (computed on a Consolidated basis) to any Person.

     (b) Following the Special Redemption Date, the Company may not, in a single transaction or through a series of related transactions, (i) consolidate with or merge with or into any other Person; or (ii) sell, assign, convey or transfer its properties and assets substantially in their entirety (computed on a Consolidated basis) to any Person, unless:

          (i) either (A) the Company is the surviving entity; or (B) the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, assignment, conveyance or transfer shall have been made (the "Surviving Entity") is an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (ii) the Surviving Entity assumes all the obligations of the Company under the Securities and this Indenture; and

          (iii) immediately after giving effect to such transaction, no Default or Event of Default exists.

     (c) The foregoing shall not apply to a sale, assignment, conveyance, transfer, or other disposition of properties or assets solely between or among the Company and any of its wholly-owned Subsidiaries.

     Section 8.02   SUCCESSOR SUBSTITUTED.

     Upon any consolidation or merger, or any sale, assignment, conveyance or transfer of the properties and assets of the Company substantially in their entirety in accordance with Section 8.01, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and/or in the Securities, as the case may be, with the same effect as if such successor had been named as the Company herein and in the Securities, and the Company shall be discharged from all obligations and covenants hereof and in the Securities.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

     Section 9.01 SUPPLEMENTAL INDENTURES AND AGREEMENTS WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company and any other obligor under the Securities when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements in form and substance satisfactory to the Trustee, for any of the following purposes:

     (a)  to cure any ambiguity, defect or inconsistency;

     (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

     (c) to evidence the succession of another Person to the Company or any other obligor upon the Securities, and the assumption by any such successor or obligor of the covenants of the Company herein and in the Securities in accordance with Article VIII;

     (d) to add to the covenants of the Company or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power conferred upon the Company or any other obligor upon the Securities, as applicable, herein or in the Securities or to make any change that does not adversely affect the legal rights of Holders under the Security Agreement;

     (e) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 or otherwise; or

     (f) to evidence and provide the acceptance of the appointment of a successor trustee hereunder.

     Section 9.02   SUPPLEMENTAL INDENTURES AND AGREEMENTS WITH CONSENT OF
                    HOLDERS.

     Except as permitted by Section 9.01, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture or the Securities (including but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture or the Securities) or (ii) waive compliance with any provision in this Indenture or the Securities (other than waivers of past Defaults covered by Section 5.13 and waivers of covenants which are covered by Section 10.12); PROVIDED, HOWEVER, that no such supplemental indenture or agreement shall, without the consent of the Holder of each Outstanding Security affected thereby:

     (a) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture or agreement, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

     (b) change the Stated Maturity of the principal of, or any installment of interest on, or extend the time for payment of interest on any Security, or change to an earlier date any Redemption Date of, or waive a default in the payment of the principal or interest on, any such Security or otherwise alter the provisions with respect to the redemption of the Securities in a manner adverse to Holders, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); and

     (c)  modify any of the provisions of this Section 9.02 or Sections 5.13,
10.01 or 10.12.

     Upon the written request of the Company accompanied by a copy of Board Resolutions authorizing the execution of any such supplemental indenture or agreement and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

     It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture or agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03   EXECUTION OF SUPPLEMENTAL INDENTURES OR AGREEMENTS.

     In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this
Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through 315(d) and Section 6.02 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.04   EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.05   CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 9.06   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     Section 9.07   NOTICE OF SUPPLEMENTAL INDENTURES.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.06, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE X

                                   COVENANTS

     Section 10.01  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, interest and Additional Interest will be made by wire transfer of immediately available funds to the accounts specified by the Global Security Holder.
With respect to Securities that are not Global Securities, the Company will make all payments of principal, premium, if any, interest and Additional Interest, if any, by wire transfer of immediately available funds to the accounts specified by Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

     Section 10.02  MAINTENANCE OF OFFICE OR AGENCY.

     The Company shall maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee, at its Corporate Trust Office initially located at 40 Broad Street, Suite 550, Fifth Floor, New York, New York 10004, will be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Company hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

     The Trustee shall initially act as Paying Agent for the Securities.

     Section 10.03  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If the Company or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     If the Company or any of its Affiliates is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

     (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

     (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

     Section 10.04  CORPORATE EXISTENCE.

     Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Restricted Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Restricted Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Restricted Subsidiaries as a whole; and PROVIDED, FURTHER, HOWEVER, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its assets in compliance with the terms of this Indenture.

     Section 10.05  PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries shown to be due on any return of the Company or any of its Subsidiaries or otherwise assessed or upon the income, profits or property of the Company or any of its Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any of its Subsidiaries, except for any Lien permitted to be incurred under Section 10.07, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

     Section 10.06  MAINTENANCE OF INSURANCE.

     The Company shall at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

     Section 10.07  LIMITATION ON LIENS.

     (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, assume or suffer to exist any Lien of any kind upon the proceeds of the Special Redemption Account except pursuant to the Security Agreement for the benefit of the Holders of the Securities. Neither the Company nor any Restricted Subsidiary will, directly or indirectly, create, assume or suffer to exist any Lien of any kind (i) upon any Principal Property, (ii) upon any shares of Capital Stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary or
(iii) securing Debt of any Restricted Subsidiary, without equally and ratably securing the Securities with (or prior to) the Debt secured by such Lien, for so long as such Debt shall be so secured, PROVIDED, HOWEVER, that the Company and any Restricted Subsidiary may, directly or indirectly, create, assume or suffer to exist Permitted Liens.

     (b) Notwithstanding the foregoing, the Company or any Restricted Subsidiary may create, assume or suffer to exist Liens not otherwise permitted as described above, provided that at the time of such incurrence, assumption or sufferance, after giving effect to such Lien, the sum of outstanding Debt secured by such Liens (not including Permitted Liens) plus all Attributable Debt in respect of Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions expressly permitted under Section 10.08(a) below), measured, in each case, at the time the Lien is incurred, does not exceed 15% of Consolidated Net Tangible Assets.

     Section 10.08  LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

     (a) Neither the Company nor any Restricted Subsidiary will enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property (a "Sale and Lease-Back Transaction"), unless either: (i) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions described in clauses (a) through (o) of the definition of "Permitted Liens" to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the Securities, or (ii) an amount equal to (A) the greater of the net cash proceeds of such sale or the fair market value of such property (in the opinion of the Board of Directors) less (B) the fair market value (in the opinion of the Board of Directors) of any noncash proceeds of the sale of such property (provided such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of its Restricted Subsidiaries), is applied within 180 days to the retirement or other discharge of the Securities or Pari Passu Debt.

     (b) Notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into Sale and Lease-Back Transactions not otherwise permitted as described above, provided that at the time of entering into such Sale and Lease-Back Transaction, after giving effect to such Sale and Lease-Back Transaction, the sum of outstanding Debt secured by such Liens (not including Permitted Liens) plus all Attributable Debt in respect of Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under Section 10.08(a)), measured, in each case, at the time any such Sale and Lease-Back Transaction is entered into, does not exceed 15% of Consolidated Net Tangible Assets.

     Section 10.09  RULE 144A INFORMATION REQUIREMENTS.

     So long as any of the Initial Securities remain outstanding, the Company shall furnish, within a reasonable amount of time, to the Holders or beneficial owners of Initial Securities and to prospective purchasers of the Initial Securities the information required by Rule 144A(d)(4) under the Securities Act, upon their written request, until such time as the Company has either exchanged the Initial Securities for the Exchange Securities or until such time as the Holders thereof have disposed of such Initial Securities pursuant to an effective shelf registration statement under the Securities Act. The Company shall also furnish such information during the pendency of any suspension of effectiveness of the shelf registration statement.

     Section 10.10  STATEMENT BY OFFICERS AS TO DEFAULT.

     (a) The Company will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, as to compliance herewith, including whether or not, after a review of the activities of the Company during such year and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all of their respective obligations and are in compliance with all conditions and covenants under this Indenture throughout such year and, if there has been a Default specifying each Default and the nature and status thereof and any actions being taken by the Company with respect thereto.

     (b) When any Default or Event of Default has occurred and is continuing, the Company shall deliver notice to the Trustee promptly upon becoming aware of any Default or Event of Default, by registered or certified mail or facsimile transmission followed by an originally executed copy of an Officers' Certificate specifying such Default or Event of Default, the status thereof and what actions the Company is taking or proposes to take with respect thereto.

     Section 10.11  REPORTS BY COMPANY.

The Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a Consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and, to the extent permitted by law, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 or Section 15(d) of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

     (c) within the time period allowed for filings with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as are required by rules and regulations prescribed from time to time by the Commission.

     Section 10.12  WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.06 through 10.11, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act (which for purposes of this Section 10.12 includes transmissions across the internet) of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI

               REDEMPTION AND MANDATORY DISPOSITION OF SECURITIES

     Section 11.01  RIGHTS OF REDEMPTION.

     (a) The Securities are subject to redemption at any time, at the option of the Company, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof plus the Make-Whole Premium, together with accrued and unpaid interest thereon, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates and Special Payment Dates).

     Section 11.02  APPLICABILITY OF ARTICLE.

     Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article XI.

     Section 11.03  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities pursuant to Section
11.01 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

     Section 11.04  SECURITIES TO BE REDEEMED IN PART.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part in accordance with Section 11.10, to the portion of the principal amount of such Security which has been or is to be redeemed.

     Section 11.05  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

     All notices of redemption shall state:

     (a)  the Redemption Date;

     (b)  the Redemption Price;

     (c) if less than all Outstanding Securities are to be redeemed in accordance with Section 11.10, the identification of the particular Securities to be redeemed;

     (d)  in the case of a Security to be redeemed in part in accordance with
Section 11.10, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

     (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

     (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

     (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 10.02 where such Securities are to be surrendered for payment of the Redemption Price;

     (h)  the CUSIP number, if any, relating to such Securities; and

          (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 11.05.

     The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     Section 11.06  DEPOSIT OF REDEMPTION PRICE.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. All money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company. For purposes of this Section 11.06, the Company shall choose a Paying Agent which shall not be the Company.

     Section 11.07  SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Holders will be required to surrender the Securities to be redeemed to the Paying Agent at the address specified in the notice of redemption at least one Business Day prior to the Redemption Date. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 3.09.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

     Section 11.08  SECURITIES REDEEMED OR PURCHASED IN PART.

     Any Security which is to be redeemed or purchased only in part in accordance with Section 11.10 shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 10.02 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

     Section 11.09  SPECIAL REDEMPTION.

     If all the Transactions have not been consummated on or before the Special Redemption Date, the Company shall, on the Special Redemption Date, redeem and retire (the "Special Redemption") all of the Securities for a price equal to 100% of their principal amount plus accrued and unpaid interest thereon through the Special Redemption Date, as follows:

     (a) Upon issuance of the Initial Securities, the Company shall deliver the net proceeds from the sale of the Initial Securities to the Securities Intermediary. The Securities Intermediary shall use such net proceeds to purchase Cash Equivalents, as directed by the Company. The Company shall simultaneously deliver to the Securities Intermediary additional cash for the purchase of additional Cash Equivalents in an amount sufficient, together with the Cash Equivalents purchased with the net proceeds of the offering of the Initial Securities, for the full payment of the principal amount of all of the Securities, all interest that shall accrue thereon until and through the Special Redemption Date and the Securities Intermediary's customary fees.
 The Securities Intermediary shall deposit all Cash Equivalents so purchased into a securities account (the "Special Redemption Account") maintained at the Securities Intermediary.

     (b) If the Hilton Distribution has not been consummated on or before the Special Redemption Date, the Securities Intermediary shall immediately liquidate the Cash Equivalents in the Special Redemption Account and the Trustee shall use the proceeds therefrom and any additional funds to redeem and retire all of the Securities, for a price equal to 100% of their principal amount plus accrued and unpaid interest thereon through the Special Redemption Date, and to pay the Securities Intermediary's and the Trustee's customary fees with such proceeds. Any remaining proceeds after such redemption and retirement of the Securities and payment of the Securities Intermediary's and the Trustee's fees shall be delivered promptly to the Company.

     (c) If the Hilton Distribution has been consummated on or before the Special Redemption Date and the Trustee has released its security interest in the Special Redemption Account in accordance with Section 12.01, but all of the Transactions have not been consummated on or prior to the Special Redemption Date, the Company shall, on the Special Redemption Date, deposit sufficient cash with the Trustee for the payment in full of the principal amount of all of the Securities and all interest that shall have accrued thereon through the Special Redemption Date. The Trustee shall immediately use such cash to redeem and retire all of the Securities for a price equal to 100% of their principal amount plus accrued and unpaid interest thereon through the Special Redemption Date. If the Company does not deposit such cash with the Trustee on the Special Redemption Date, the Securities shall bear interest at the rate of 7 7/8% per annum plus Additional Interest, if any, from the Special Redemption Date to the date that the Company redeems and retires all of the Securities for a price equal to 100% of their principal amount plus accrued and unpaid interest thereon through the date of redemption.

     (d) The Company's obligations under this Section 11.09 shall be covenants of the Company.

     Section 11.10  MANDATORY DISPOSITION PURSUANT TO GAMING LAWS.

     Each Holder, by accepting a Security, shall be deemed to have agreed that if the gaming authority of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming requires that a Person who is a Holder or the beneficial owner of Securities be licensed, qualified or found suitable under applicable gaming laws, such Holder or beneficial owner, as the case may be, shall apply for a license, qualification or a finding of suitability within the required time period. If such Person fails to apply or become licensed or qualified or is found unsuitable, the Company shall have the right, at its option:

     (a) to require such Person to dispose of its Securities or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such gaming authority, or

     (b) to redeem such Securities at a Redemption Price equal to the lesser of (i) such Person's cost or (ii) 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the earlier of the Redemption Date or the date of the finding of unsuitability, which may be less than 30 days following the notice of redemption if so requested or prescribed by the applicable gaming authority.

     The Company shall notify the Trustee in writing of any such redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any Holder or beneficial owner may incur in connection with its application for a license, qualification or a finding or suitability.

     Section 11.11  REDEMPTION PROCEDURES.

     Other than as specifically provided in Sections 11.09 and 11.10, any redemption pursuant to Sections 11.09 or 11.10 shall be made pursuant to the provisions of Section 11.01 through 11.08 hereof, unless the context otherwise requires.

                                  ARTICLE XII

                                   SECURITY

     Section 12.01  SECURITY.

     (a) Under the Security Agreement, the Trustee shall have a security interest in the Special Redemption Account to secure the Company's obligations under the Indenture, including the Company's obligation to redeem and retire all of the Securities, as set forth in Section 11.09, if all the Transactions have not been consummated on or before the Special Redemption Date. The Security Agreement further provides that upon consummation of the Hilton Distribution, the Trustee shall release its security interest in the Special Redemption Account, and the Securities Intermediary shall liquidate the Cash Equivalents in the Special Redemption Account and deliver the proceeds therefrom to the

Company (less an amount necessary to pay the Securities Intermediary's and the Trustee's customary fees). The Company intends to use those net proceeds to pay down Hilton Debt. Thereafter, the Securities shall be unsecured obligations of the Company.

     (b) Each Holder, by its acceptance of a Security, consents and agrees to the terms of the Security Agreement (including, without limitation, the provisions described in the preceding paragraphs) as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee to enter into the Security Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company will do or cause to be done all such acts and things as may be necessary or proper to assure and confirm to the Trustee the security interest in the Pledged Collateral (as defined in the Security Agreement) contemplated hereby and by the Security Agreement, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause to be taken, any and all actions reasonably required (and any action reasonably requested by the Trustee) to create and maintain, as security for the obligation of the Company to make the Special Redemption and to secure all of the Company's other obligations under this Indenture and the Securities, a valid and enforceable first priority lien in and on all the Pledged Collateral, in favor of the Trustee, superior to and prior to the rights of third Persons and subject to no other Liens. The Trustee shall not be liable for the validity, sufficiency or priority of the funds or Pledged Collateral held under the Security Agreement or for the maintenance of the perfection of any funds or securities held therein.

     (c) To the extent applicable, the Company shall comply with TIA Section 314(d).

     (d) The Trustee, in its sole discretion and without the consent of the Holders, may, and at the request of the Holders of at least 25% in aggregate principal amount of Securities then outstanding and upon receipt of indemnity satisfactory to it shall, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Agreement and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company thereunder. The Trustee shall have power to institute and to maintain such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Pledged Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or of the Trustee).

                                  ARTICLE XIII

                                 SUBORDINATION

     Section 13.01  SECURITIES SUBORDINATE TO SENIOR DEBT.

     Until the earlier to occur of the Hilton Distribution or the Special Redemption Date, the Securities will be secured by the Special Redemption Account as set forth in Article XII. The Securities will not be subordinate prior to the consummation of the Hilton Distribution.

     The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Debt that, after the consummation of the Hilton Distribution, to the extent and in the manner hereinafter set forth in this Article, the Debt represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or cash equivalents of all Senior Debt; provided, however, that the Securities, the Debt represented thereby and the payment of the principal of (and premium, if any) and interest on the Securities in all respects shall rank equally with, or prior to, all existing and future senior subordinated indebtedness (including, without limitation, Debt) of the Company that is subordinated to Senior Debt.

     Section 13.02  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or other marshalling of assets or liabilities of the Company (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety upon the terms and conditions described under Article VIII), then and in any event:

     (a) after the consummation of the Hilton Distribution, the holders of Senior Debt will be entitled to receive payment in full in cash or Cash Equivalents of all Senior Debt (including interest after the commencement of any bankruptcy, insolvency or similar proceeding at the rate specified in the applicable Senior Debt, whether or not such interest is an allowed claim in any such proceeding), or provision shall be made for such payment in full, before the Holders of Securities will be entitled to receive any payment or distribution of any kind or character (other than any payment made pursuant to Article IV from monies or U.S. Government Obligations previously deposited with the Trustee) on account of principal of, or premium, if any, or interest on the Securities; and

     (b) after the consummation of the Hilton Distribution, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than payments made pursuant to Article IV from monies or U.S. Government Obligations previously deposited with the Trustee), by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Indenture shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

     The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article VIII.

     Section 13.03  SUSPENSION OF PAYMENT WHEN DESIGNATED SENIOR DEBT IN
                    DEFAULT.

     (a) Unless Section 13.02 shall be applicable, after the consummation of the Hilton Distribution, upon the occurrence and continuance beyond the applicable grace period of a Payment Default, no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than payments made pursuant to Article IV from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities until such Payment Default shall have been cured or waived in writing from any representative of a holder of Designated Senior Debt or shall have ceased to exist or such Designated Senior Debt shall have been discharged or paid in full in cash or cash equivalents, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

     (b) Unless Section 13.02 shall be applicable, after the consummation of the Hilton Distribution, upon (i) the occurrence of a Non-Payment Default or
(ii) receipt by the Trustee of written notice thereof from the Company or any representative of a holder of Designated Senior Debt (a "Payment Blockage Notice"), then no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than payments made pursuant to Article IV from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities for a period (a ''Payment Blockage Period'') commencing on the date of receipt by the Trustee of a Payment Blockage Notice and shall end on the earliest of (i) 179 days thereafter (PROVIDED that any Designated Senior Debt as to which notice was given shall not theretofore have been accelerated, in which case the provisions of paragraph (a) shall apply), (ii) the date on which such Non-Payment Default is cured, waived or ceases to exist or such Designated Senior Debt is discharged or paid in full in cash or Cash Equivalents or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from such representative initiating such Payment Blockage Period, after which the Company will resume making any and all required payments in respect of the Securities, including any missed payments. In any event, no new Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of the delivery of any Payment Blockage Notice to the Trustee shall be, or can be made, the basis for the commencement of a subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 180 consecutive days subsequent to the commencement of such initial Payment Blockage Period.

     In the event that, notwithstanding the foregoing and the provisions of
Section 13.02, any payments or distribution shall be made to the Trustee which is prohibited by the foregoing provisions of this Section and the provisions of Section 13.02, then and in such event such payment shall be paid over and delivered forthwith by the Trustee to any representative of holders of Designated Senior Debt, as their interests may appear, for application to Designated Senior Debt.

     Section 13.04  PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.02 or under the conditions described in Section 13.03, from making payments at any time of principal of, and premium, if any, or interest on the Securities.

     Section 13.05  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

     After the consummation of the Hilton Distribution, subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Pari Passu Debt of the Company) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt to the extent that distributions otherwise payable to the holders of the Securities have been applied to the payment of Senior Debt. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or on their behalf or by the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt; it being understood that the provisions of this Article are intended solely for the purpose of determining the relative rights of the Holders of Securities, on the one hand, and the holders of Senior Debt, on the other hand.

     Section 13.06  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt.

     Section 13.07  TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     Section 13.08  NO WAIVER OF SUBORDINATION PROVISIONS.

     (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

     Section 13.09  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

     Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to the applicable trustee, agent or representative for the holders of such Senior Debt (a "Representative").

     Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other acts pertinent thereto or to this Article 13.

     The Company must promptly notify holders of Senior Debt if payment of the Securities is accelerated because of an Event of Default.

     Section 13.10  NOTICE TO TRUSTEE.

     (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, a holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, and premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     (b) Subject to Sections 315(a) through 315(d) of the Trust Indenture Act, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Debt (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, fiduciary or agent therefor).
 In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 13.11  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                    AGENT.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that such court, trustee, receiver, custodian, assignee, agent or other Person has been apprised of, or the order, decree or certificate makes reference to, the provisions of this Article.

     Section 13.12  RIGHTS OF TRUSTEE AS A HOLDER OF SENIOR DEBT;
                    PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Section 13.13  ARTICLE APPLICABLE TO PAYING AGENTS.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section 13.14  NO SUSPENSION OF REMEDIES.

     If the Company fails to make any payments on the Securities when due or within any applicable grace period, whether or not on account of the subordination provisions referred to in this Article 13, such failure would constitute an Event of Default under this Indenture and would enable the Holders of the Securities to accelerate the maturity thereof pursuant to
Article V. Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article V or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article V.

     Section 13.15  TRUST MONEYS NOT SUBORDINATED.

     Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Securities held in trust under
Article IV hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article IV hereof and not in violation of
Section 13.03 hereof for the payment of principal of (and premium, if any) and interest on the Securities shall not be subordinated to the prior payment of any Senior Debt or subject to the restrictions set forth in this Article XIII, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Debt or any other creditor of the Company.

     Section 13.16  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the Trustee shall mistakenly, in the absence of gross negligence or wilful misconduct, pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

                                  ARTICLE XIV

                           SATISFACTION AND DISCHARGE

     Section 14.01  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities as expressly provided for herein) as to all Outstanding Securities hereunder, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a)  either

          (i) all the Securities theretofore authenticated and delivered (other than (A) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 3.08 or (B) all Securities whose payment has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation (A) have become due and payable, (B) will become due and payable at their Stated Maturity within one year or (C) are to be called for redemption within one year under arrangements reasonably satisfactory to the

Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire Debt on the Securities not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and accrued interest on, such Securities at such Maturity, Stated Maturity or Redemption Date;

          (iii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (iv) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance reasonably satisfactory to the Trustee, each stating that (A) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with and (B) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.

     Notwithstanding the satisfaction and discharge hereof, the obligations of the Company to the Trustee under Section 6.06 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause (2) of subsection (a) of this Section 12.01, the obligations of the Trustee under
Section 12.02 and the last paragraph of Section 10.03 shall survive.

     Section 14.02  APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 10.03, all United States dollars deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                   *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                         PARK PLACE ENTERTAINMENT CORPORATION


                         By: /s/ Scott A. LaPorta
                              Name:  Scott A. LaPorta
                              Title  Executive Vice President and Chief
                                     Financial Officer


                              FIRST UNION NATIONAL BANK, as Trustee


                              By: /s/ Donna Flanagan
                                   Name:  Donna Flanagan
                                   Title: Vice President

                                                                       EXHIBIT A

                          RESTRICTED SECURITIES CERTIFICATE

           (For transfers pursuant to Section 3.07(a)(i) of the Indenture)


First Union National Bank
40 Broad Street, Suite 550, Fifth Floor
New York, New York 1004

     Re: 7 7/8% Senior Subordinated Notes due 2005 of Park Place Entertainment Corporation (the "Securities")

          Reference is made to the Indenture, dated as of December 21, 1998 (the "Indenture"), among Park Place Entertainment Corporation (the "Company") First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                 CUSIP No(s). 700690AA8
                 CERTIFICATE No(s). _____________________

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

     (a) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

          (i) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

          (ii) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

     (b) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (i) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (ii) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

                              Dated: ________________
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                              By:
                                   Name:
                                   Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                   EXHIBIT B

                         UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to Section 3.07(b))


First Union National Bank
40 Broad Street, Suite 550, Fifth Floor
New York, New York 1004

     Re: 7 7/8% Senior Subordinated Notes due 2005 of Park Place Entertainment
          Corporation (the "Securities")

          Reference is made to the Indenture, dated as of December 21, 1998, among Park Place Entertainment Corporation (the "Company") and First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       -----------------------------
          CERTIFICATE No(s).
                             -----------------------

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 3.07(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

                                    Dated:____________________
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                              By:
                                   Name:
                                   Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                     APPENDIX I
                               FORM OF TRANSFER NOTICE

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

---------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

         THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES
           FOR 7 7/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2005

          In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or May 28, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

/ /       (a)    this Security is being transferred in compliance with the
          exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.
or

/ /       (b)    this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.07 of the Indenture shall have been satisfied.

Date:
     ------------------------

                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:
                     ------------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       --------------------------------------------------------------
          NOTICE:  To be executed by an authorized signatory

                                                                    APPENDIX II
                            FORM OF TRANSFEREE CERTIFICATE

     I or we assign and transfer this Security to:




     Please insert social security or other identifying number of assignee


     Print or type name, address and zip code of assignee and irrevocably appoint________________________________________________________________ as
Agent, to transfer this Security on the books of the Company. The Agent may substitute another to act for him.



Dated                          Signed
       ---------------------         --------------------------------------
     (Sign exactly as name appears on the other side of this Security)


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]